Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
COMMITMENTS AND CONTINGENCIES
In December 2017, our Parent sold our principal office in Kansas City, Missouri. At the time of the sale, the Company's lease was cancelled and the subleases transferred to the buyer. Subsequent to the sale, the Company had no future commitments for rent expense (aside from any amounts allocated by the Parent). Rent expense and sub-lease income associated with the former principal office was $3.5 million and $4.1 million for the year ended December 31, 2017, respectively.
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, may become involved in other such actions, both as a defendant and as a plaintiff.
Although the Company cannot predict the outcome of any pending litigation, legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.